EXHIBIT 23.1

                        CONSENT OF COUNSEL

      We hereby consent to the reference to us in the Prospectus constituting part of this Form S-3 Registration Statement for ETRAVNET.COM, Inc. under the caption "Legal Matters".




                                          /s/DUNCAN, BLUM AND ASSOCIATES
Bethesda, Maryland
October 19, 2000